John Hancock Trust
Supplement dated July 1, 2010
to the Prospectus dated May 3, 2010
Value Trust
James Roeder, Mark Laskin, Mary Jayne Maly, and Thomas Bastian no longer serve as Portfolio Managers to the fund. Thomas Copper (now lead manager), John Mazanec and Sergio Marcheli will continue to serve as portfolio managers to the fund.